UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2004


                                SPAR Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-27824                  33-0684451
          --------                     -------                  ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)               File No.)             Identification No.)



580 White Plains Road, Tarrytown, New York                                 10591
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 332-4100







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          (Former Name or Former Address, if Changed Since Last Report)

Item 10.          Amendments to the Registrant's Code of Ethics.
--------          ----------------------------------------------

On May 3, 2004, with the approval and recommendation of its Audit Committee, the Board of Directors of SPAR Group, Inc. (i.e., the registrant), approved and adopted the following codes of ethical conduct as required under the rules of the Nasdaq Stock Market, Inc.: (1) the SPAR Group Code of Ethical Conduct for its Directors, Senior Executives and Employees Dated (as of) May 1, 2004, which is attached to this Current Report on Form 8-K (this "Report") as Exhibit 14.1; and (2) and the SPAR Group Statement of Policy Regarding Personal Securities Transaction in SGRP Stock and Non-Public Information Dated, Amended and Restated as of May 1, 2004, which is attached to this Report as Exhibit 14.2, and which amends, restates and completely replaces its existing similar statement of policy.

The information in this Report, including the exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 SPAR Group, INC.


Date:    May 3, 2004                        By: /s/ Charles Cimitile
                                                --------------------------------
                                                 Charles Cimitile
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
------          -----------

14.1 Code of Ethical Conduct for the Directors, Senior Executives and Employees, of SPAR Group, Inc., dated May 1, 2004.

14.2 Statement of Policy Regarding Personal Securities Transaction in Company Stock and Non-Public Information, as amended and restated on May 1, 2004.